UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2008

THE FIRST BANCORP, INC.

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events	Page 1

Item 9.01 Financial Statements and Exhibits.	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 8 - Other Events

Item 8.01 Other Events.

On December 4, 2008, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the Company has received preliminary approval to obtain $25 million under the U.S. Treasury Capital Purchase Program. The Company also announced that a Special Meeting of Shareholders will be held on Monday, December 29, 2008 to amend the Company’s Articles of Incorporation to authorize the issuance of preferred stock in order to participate in the U.S. Treasury program.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated December 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

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F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: December 4, 2008

Exhibit Index

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Exhibit

Number Description of Exhibit

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99.1 Registrant's Press Release dated December 4, 2008.